Exhibit 99.1

Strictly Confidential

WLRK COMMENTS: 8/10/2025

WideOpenWest (WOW!), Inc. to be Taken Private by DigitalBridge Group, Inc. and Crestview Partners in $1.5 Billion Transaction

WOW! Public Stockholders to Receive $5.20 Per Share in Cash

ENGLEWOOD, Colo. – August 11, 2025 – WideOpenWest, Inc. (NYSE: WOW), a leading broadband provider in the United States, announced today it has entered into a definitive agreement under which affiliated investment funds of DigitalBridge Investments, LLC and Crestview Partners (“Crestview”), will acquire all of the outstanding shares of common stock of WOW! not already owned by Crestview and its affiliates for $5.20 per share in an all-cash transaction with an enterprise value of approximately $1.5 billion. Crestview, WOW!’s largest stockholder, has agreed to roll over all of the shares of WOW! common stock that they own. The price represents a premium of 37.2% to the unaffected price of $3.79, prior to the initial non-binding offer of $4.80 submitted by the purchaser group on May 2, 2024, and a 63% premium to the closing price on Friday, August 8, 2025.

“Today’s announcement is an exciting step for WOW!’s investors, employees and customers,” said WOW! CEO Teresa Elder. “WOW!’s next chapter with DigitalBridge and Crestview will bring new and exciting opportunities to our stakeholders and enhance our position as a trusted provider of fast, reliable and affordable broadband solutions.

“This transaction offers significant and immediate value to stockholders, and after a thorough review process the special committee concluded that the consideration offered in this transaction, which represents a significant premium to WOW!’s trading price, offers the best available value to WOW! stockholders," said Phil Seskin, Chair of the special committee of the WOW! Board of Directors.”

Jonathan Friesel, Senior Managing Director and Head of Fiber at DigitalBridge, said, “We are excited to partner with Crestview to support this next phase of growth at WOW!. We believe this transaction positions the company to deliver meaningful benefits to its customers and the communities it serves. We intend to invest in expanding and upgrading WOW!’s networks, adopting new technologies, and ensuring the organization has the resources and support needed to continue delivering fast, reliable internet service and a high-quality customer experience at competitive prices.”

Brian Cassidy, President and Head of Media at Crestview Partners, said: “This is an exciting day for WOW!, its customers and team members. Through this transaction, the company will deliver immediate value to WOW! stockholders, while bringing in an ideal capital partner in DigitalBridge to support WOW!’s long-term strategy, including geographic expansion and network technology upgrades. We look forward to partnering with DigitalBridge in the company’s next chapter as a private company.”

Transaction Approvals and Timing

The WOW! Board of Directors has unanimously approved the proposed transaction, upon the unanimous recommendation of a special committee of independent and disinterested directors formed to lead the evaluation of the potential transaction.

In connection with the transaction, Crestview has entered into a rollover, voting and support agreement pursuant to which Crestview has agreed to vote all of its WOW! shares (which represent approximately 37% of WOW!’s outstanding shares) in favor of the transaction, subject to certain terms and conditions set forth therein.

The transaction is expected to close by the end of the year or in the first quarter of 2026, subject to the satisfaction of the closing conditions, including receipt of WOW! stockholder approval and of required regulatory approvals. Upon completion of the transaction, WOW! will no longer be traded or listed on any public securities exchange.

Advisors

Centerview Partners LLC is acting as the sole financial advisor to the special committee, and Wachtell, Lipton, Rosen & Katz is acting as its legal counsel.

LionTree Advisors is acting as sole financial advisor to DigitalBridge and Crestview. Morgan Stanley (acting as lead) and Goldman Sachs are serving as structuring advisors to the transaction.

Simpson Thacher & Bartlett LLP is acting as legal counsel to DigitalBridge, and Davis Polk & Wardwell LLP is acting as legal counsel to Crestview.

About WOW! Internet, TV & Phone

WOW! is one of the nation's leading broadband providers, with an efficient and high-performing network that passes nearly 2 million residential, business and wholesale consumers. WOW! provides services in 20 markets, primarily in the Midwest and Southeast, including Michigan, Alabama, Tennessee, South Carolina, Georgia and Florida, including the new all-fiber networks in Central Florida, Hernando County, Florida and Greenville County, South Carolina. With an expansive portfolio of advanced services, including high-speed Internet services, cable TV, home phone, mobile phone, business data, voice, and cloud services, the company is dedicated to providing outstanding service at affordable prices. WOW! also serves as a leader in exceptional human resources practices, having been recognized 12 times by the National Association for Business Resources as a Best & Brightest Company to Work For in the Nation, winning the award for the last eight consecutive years and making the 2024 Top 101 National Winners list. Visit wowway.com for more information.

About DigitalBridge

DigitalBridge (NYSE: DBRG) is a leading global alternative asset manager dedicated to investing in digital infrastructure. With a heritage of over 25 years investing in and operating businesses across the digital ecosystem, including cell towers, data centers, fiber, small cells, and edge infrastructure, the DigitalBridge team manages $106 billion of infrastructure assets on behalf of its limited partners and shareholders. For more information, visit: www.digitalbridge.com.

About Crestview

Founded in 2004, Crestview is a New York-based private equity firm focused on the middle market. The firm manages funds with over $10 billion of aggregate capital commitments and is led by a group of partners who have complementary experience and backgrounds in private equity, finance, operations and management. Crestview has senior investment professionals focused on sourcing and managing investments in each of the specialty areas of the firm: media, industrials, and financial services. For more information, please visit www.crestview.com

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release that are not historical facts contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the proposed acquisition of WOW! by funds affiliated with DigitalBridge Investments and Crestview Partners (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction.  These forward-looking statements represent our goals, beliefs, plans and expectations about our prospects for the future and other future events. Forward-looking statements include all statements that are not historical fact and can be identified by terms such as “may,” “intend,” “might,” “will,” “should,” “could,” “would,” “anticipate,” “expect,” “believe,” “estimate,” “plan,” “project,” “predict,” “potential,” “continue,” “likely,” “target” or similar expressions or the negative of these terms or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing or at all, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted against DigitalBridge, Crestview, WOW! or their respective affiliates, directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction, including the diversion of management’s attention from WOW!’s ongoing business operations, will harm WOW!’s business, including current plans and operations; (iv) the ability of WOW! to retain and hire key personnel in light of the Transaction; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vi) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect WOW!’s financial performance; (vii) certain restrictions during the pendency of the Transaction that may impact WOW!’s ability to pursue certain business opportunities or strategic transactions; (viii) significant transaction costs associated with the Transaction, including the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring WOW! to pay a termination fee or other expenses; (x) the risk that WOW!’s stock price may decline significantly if the Transaction is not consummated; (xi) the risks and uncertainties pertaining to WOW!’s business, including those set forth in Part I, Item 1A of WOW!’s most recent Annual Report on Form 10-K and Part II, Item 1A of WOW!’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by WOW! with the U.S. Securities and Exchange Commission (“SEC”); and (xii) the risks and uncertainties that will be described in the proxy statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on WOW!’s financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, WOW! cannot assure you that the forward-looking statements in this communication will prove to be accurate, and you should not regard these statements as a representation or warranty by WOW!, its directors, officers or employees or any other person that WOW! will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date they are made, and WOW! does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by applicable law.

Important Additional Information and Where to Find It

In connection with the Transaction, WOW! will file with the SEC a proxy statement on Schedule 14A, the definitive version of which will be sent or provided to Company stockholders. WOW!, affiliates of WOW! and affiliates of each of DigitalBridge and Crestview intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. WOW! may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document which WOW! may file with the SEC. Promptly after filing its definitive proxy statement with the SEC, WOW! will mail or provide the definitive proxy statement, the Schedule 13E-3 and a proxy card to each WOW! stockholder entitled to vote at the meeting relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, Schedule 13E-3 and other documents that are filed or will be filed with the SEC by WOW! through the website maintained by the SEC at www.sec.gov, WOW!’s website at www.wowway.com. The Transaction will be implemented solely pursuant to the Agreement and Plan of Merger dated as of August 11, 2025, among WOW!, Bandit Parent, LP and Bandit Merger Sub, Inc., which contains the full terms and conditions of the Transaction.

Participants in the Solicitation

WOW! and certain of its directors, executive officers and other employees, may be deemed to be participants in the solicitation of proxies from the stockholders of WOW! in connection with the Transaction. Information regarding WOW!’s directors and executive officers is contained in the Company’s proxy statement on Schedule 14A filed with the SEC on March 27, 2025 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 14, 2025, and will be contained in the proxy statement to be filed by WOW! in connection with the Transaction. Any change of the holdings of WOW!’s securities by its directors or executive officers from the amounts set forth in the Annual Meeting Proxy Statement have been reflected in the following Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC: Form 4, filed by Crestview Partners III GP, L.P. on April 2, 2025; Form 4, filed by Gunjan Bhow on April 3, 2025; Form 4, filed by Jill Bright on April 3, 2025; Form 4, filed by Phil Seskin on April 3, 2025; Form 4, filed by Crestview Partners III GP, L.P. on May 9, 2025; Form 4, filed by Crestview Partners III GP, L.P on May 12, 2025; Form 4, filed by Gunjan Bhow on May 12, 2025; Form 4, filed by Phil Seskin on May 12, 2025; Form 4, filed by Jill Bright on May 12, 2025; Form 4, filed by Jeffrey Marcus on May 12, 2025; Form 4, filed by Jose Segrera on May 12, 2025; Form 4, filed by Crestview Partners III GP, L.P. on July 2, 2025; Form 4, filed by Phil Seskin on July 3, 2025; Form 4, filed by Gunjan Bhow on July 3, 2025; and Form 4, filed by Jill Bright on July 3, 2025. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the Transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, WOW!’s website at www.wowway.com or by contacting WOW!’s Investor Relations Team at andrew.posen@wowinc.com.

Contact:

Andrew Posen

Vice President, Head of Investor Relations and Treasury

303-927-4935

andrew.posen@wowinc.com

Debra Havins

Vice President, Corporate Communications

720-527-8214

debra.havins@wowinc.com

For DigitalBridge

DigitalBridge

Iris Tomczyk

Vice President, Communications

212-287-2114

iris.tomczyk@digitalbridge.com

For Crestview Partners

Jeffrey Taufield / Daniel Yunger

Kekst CNC

(212) 521-4800

jeffrey.taufield@kekstcnc.com / daniel.yunger@kekstcnc.com